EXHIBIT 10.93

                              FORBEARANCE AGREEMENT


PARISH OF EAST BATON ROUGE                                     COUNTY OF TRAVIS

STATE OF LOUISIANA                                               STATE OF TEXAS


     BE IT KNOWN, that on this ____ day of March, 2003, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared:

     TRAVIS BOATS & MOTORS, INC., a Texas corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and

     TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and

     TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and

     TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and

     TRAVIS SNOWDEN MARINE, INC., a Texas corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and


                             Forbearance Agreement
                                  Page 1 of 14

     TRAVIS BOATING CENTER OKLAHOMA, INC., a Texas corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and

     TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized; and

     TRAVIS BOATING CENTER MISSISSIPPI, INC., a Texas corporation, domiciled in Austin, Travis County, Texas, having the present mailing address of 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and represented herein by Mark Walton, its President, duly authorized,

(hereinafter collectively referred to as "Travis"); and

     BE IT KNOWN, that on this ____ day of March, 2003 before me, the undersigned Notary Public, duly commissioned and qualified in this Parish, and State, and in the presence of the undersigned competent witnesses, personally came and appeared:

     HIBERNIA NATIONAL BANK, a national bank organized under the laws of the United States ("Hibernia"), appearing herein through its duly authorized representative, Thomas W. Chiasson, whose present mailing address is P. O. Box 3597, Baton Rouge, Louisiana 70821, Attention: Special Assets Department.

     Appearers then declared and acknowledged to the Notary the following:

     A. Hibernia is the holder and owner for valuable cause and consideration of the following described promissory notes (the "Hibernia Notes") and the security therefor, including all rights and privileges appertaining thereto. The Hibernia Notes are more particularly described as follows:

     One certain promissory note dated December 9, 1999 executed by Travis Boats & Motors, Inc. and Travis Boats & Motors Baton Rouge, Inc. in the original principal amount of $560,000.00, payable to the order of Hibernia, bears interest until paid at the current rate of 8.61% per annum on the current principal balance of $494,007.48, and having a maturity of December 9, 2014, (hereinafter the "Baton Rouge Note"); and


                             Forbearance Agreement
                                  Page 2 of 14

     One certain promissory note dated May 11, 1999, executed by Travis Boats & Motors, Inc. and Travis Boating Center Mississippi, Inc. in the original principal amount of $560,000.00, payable to the order of Hibernia, bears interest until paid at the current rate of 7.55% per annum, on the current principal balance of $473,490.49, and having a maturity of May 11, 2014, (hereinafter the "Mississippi Note"); and

     One certain promissory note dated May 11, 1999, executed by Travis Boats & Motors, Inc. and Travis Boating Center Louisiana, Inc. in the original principal amount of $1,120,000.00, payable to the order of Hibernia, bears interest until paid at the current rate of 7.25% per annum, on the current principal balance of $943,568.31, and having a maturity of May 11, 2014, (hereinafter the "Bossier Note"); and

     One certain promissory note dated June 17, 1999, executed by Travis Boats & Motors, Inc. and Travis Boating Center Oklahoma, Inc. in the original principal amount of $312,000.00, payable to the order of Hibernia, bears interest until paid at the current rate of 7.25% per annum, on the current principal balance of $265,698.53, and have a maturity of June 17, 2014, (hereinafter the "Oklahoma Note"); and

     One certain promissory note dated December 26, 2000, executed by Travis Boats & Motors, Inc., Travis Snowden Marine, Inc., and Travis Boating
     Center Georgia, Inc. in the original principal amount of $4,450,000.00, payable to the order of Hibernia, bears interest until paid at the current rate of 7.28% per annum, on the current principal balance of $4,141,252.44, and having a maturity of December 26, 2005, (hereinafter the "Georgia/Texas Note"); and

     One certain promissory note dated January 29, 2002, executed by Travis Boats & Motors, Inc. and Travis Bating Center Florida, Inc. in the original principal amount of $559,275.26, payable to the order of Hibernia, bears interest until paid at the current rate of 5.09% per annum, on the current principal balance of $509,996.60, and have a maturity of January 28, 2003, (hereinafter the "Florida Note").

(The Baton Rouge Note, the Mississippi Note, the Bossier Note, the Oklahoma Note, the Georgia/Texas Note, and the Florida Note are hereinafter collectively referred to as the "Hibernia Notes," and the total indebtedness represented by the Hibernia Notes is hereinafter collectively referred to as the "Indebtedness".)

     The Hibernia Notes are secured by certain collateral documents, including, but not limited to certain Multiple Indebtedness Mortgages and Deeds of Trust which encumber, in favor of Hibernia, or any holder of the Mortgage Notes, certain immovable property owned by Travis; the Multiple Indebtedness Mortgages,


                             Forbearance Agreement
                                  Page 3 of 14

Deeds of Trust, and related collateral documents are hereinafter collectively referred to as the "Security Documents."

     B. As of March 1, 2003, the current principal balances stated herein above on each of the Hibernia Notes, with interest continuing to accrue at the rate, and on the terms and conditions specified in the Hibernia Notes until they are paid in full, is hereby specifically acknowledged by Travis.

     C. There have occurred certain events of default, including, but not limited to the Florida Note's maturity, and as a result thereof, Hibernia demanded full payment of all sums due and owing under the Hibernia Notes.

     D. By execution of this Agreement, Travis acknowledges that (i) the Hibernia Notes have not been paid and are in default, (ii) Hibernia is not obligated to make any further advances to Travis or any other party under the Hibernia Notes and (iii) the Indebtedness represented by the Hibernia Notes is fully due and owing to Hibernia, but Travis has requested that Hibernia forbear from immediately collecting the Indebtedness and enforcing its rights under the Security Documents, and Travis has also requested that Hibernia extend the period for repaying the Indebtedness.

     E. In response to the request of Travis, Hibernia has agreed to forbear from immediately collecting the full amount of the Indebtedness and from enforcing all of its rights and remedies under the Hibernia Notes and the Security Documents, on the terms and conditions hereof.

     NOW,  THEREFORE,  the parties hereto agree as follows:

     In consideration of Hibernia granting a forbearance and an extended repayment period to repay the Indebtedness, Travis accepts, and shall comply with, the following terms and conditions:

     1. Effective March 1, 2003, the interest rate for each of the Hibernia Notes shall be fixed at 10.00% per annum. Effective April 1, 2003, the interest rate for each of the then outstanding and unpaid Hibernia Notes shall be fixed


                             Forbearance Agreement
                                  Page 4 of 14
at 10.50% per annum. Effective May 1, 2003, the interest rate for each of the then outstanding and unpaid Hibernia Notes shall be fixed at 11.00% per annum. Effective June 1, 2003, the interest rate for each of the then outstanding and unpaid Hibernia Notes shall be fixed at 12.00% per annum.

     2. Effective April 1, 2003, the monthly payments on each of the Hibernia Notes, except the Florida Note, shall be increased and fixed at a set amount as set forth below, until each has been paid in full. In addition, the maturity date of each Hibernia Note, except the Florida Note, all of which have been accelerated, shall be reestablished as set forth below. The monthly payments, which are inclusive of interest, and maturity dates for each of the Hibernia Notes, except the Florida Note, are as follows:


                       NOTE                   MONTHLY PAYMENT                         MATURITY
                       ----                   ---------------                         --------

                    Baton Rouge               $  6,600.00                             June 30, 2003
                    Mississippi               $  6,500.00                             August 30, 2003
                      Bossier                 $ 13,000.00                             September 30, 2003
                     Oklahoma                 $  3,600.00                             July 31, 2003
                   Georgia/Texas              $ 52,000.00                             October 31, 2003


     For repayment of the Florida Note, Travis shall make a principal payment of $100,000.00 at execution of this Agreement. Thereafter, Travis shall make additional principal payments of (i) $150,000.00 on or before March 28, 2003,
(ii) $150,000.00 on or before April 25, 2003, and (iii) the balance of all indebtedness due under the Florida Note on or before May 31, 2003.

     3. Hibernia shall not release any collateral securing the Indebtedness or terminate or release any of the Security Documents unless:

          (i) the Hibernia Notes are paid in full, or


                             Forbearance Agreement
                                  Page 5 of 14

          (ii) Travis has made all payments scheduled to be made hereunder as of such date and Hibernia is paid the Release Payment for the collateral securing a Hibernia Note, in which case Hibernia shall release the collateral for which the Release Payment is made as set forth below.

The "Release Payment" is an amount that may be paid by Travis for the release of specific collateral securing a Hibernia Note, and shall not be construed as altering the amount due Hibernia under any Hibernia Note or the total amount of Indebtedness due Hibernia. The Release Payment for each item of collateral described below is the amount listed below:


                                                              Collateral      Release Payment
                                    Collateral Securing Baton Rouge Note      $500,000
                                    Collateral Securing Mississippi Note      $600,000
                                        Collateral Securing Bossier Note      $1,050,000
                                       Collateral Securing Oklahoma Note      $390,000
                                        Collateral Securing Florida Note      $1,400,000
                          Georgia Collateral Securing Georgia/Texas Note      $1,900,000
                    Lewisville TX Collateral Securing Georgia/Texas Note      $1,250,000
                   San Antonio TX Collateral Securing Georgia/Texas Note      $1,900,000


Upon the receipt of any Release Payment, Hibernia shall apply the Release Payment first to the payment in full of the Hibernia Note directly secured by the collateral for which the Release Payment is made and thereafter to the payment of the Indebtedness in the order of the maturity date of such Indebtedness, beginning with the earliest maturing Hibernia Note.
Notwithstanding any of the foregoing, at any time that Travis shall repay the Indebtedness in full all properties securing the Indebtedness shall be released without offset and without regard to the Release Payment amounts as defined herein.

     4. Except as modified in this Agreement, all of the terms and conditions of the Hibernia Notes shall remain in full force and effect, and all of the Security Documents shall remain in full force and effect to serve as collateral for Travis's Indebtedness; provided, however, that any covenant in any Security


                             Forbearance Agreement

Document requiring Travis to maintain a certain level of cash flow, a certain tangible net worth or any leverage or other financial ratio is hereby deleted.

     5. Provided that (i) there has been compliance with all of the terms and conditions set forth herein, and (ii) there has occurred no additional Event of Default under the Hibernia Notes or the Security Documents, other than the events of default specified herein; and those Events of Default that will be cured upon compliance with the requirements specified herein, which such events are the only Events of Default of which Hibernia presently has knowledge, then Hibernia shall forbear from demanding full and immediate payment of the Indebtedness, and will forbear from the enforcement of Hibernia's rights and remedies under the Hibernia Notes and/or the Security Documents. Borrower acknowledges that if an Event of Default occurs hereafter, and is not cured within ten (10) days of its occurrence, Hibernia shall no longer be obligated to forbear from demanding full and immediate payment of the Indebtedness and will no longer be obligated to forbear from the enforcement of Hibernia's rights and remedies under the Hibernia Notes and/or the Security Documents.

     6. Travis acknowledges and agrees that the execution of this Agreement is not a novation, release, satisfaction, extinguishment or payment in full, dation en paiement, cancellation, or forgiveness of Travis, or any one of them, of the amounts due, or of any obligations, under the Hibernia Notes or any of the Security Documents. Travis further acknowledges and agrees that it shall act as trustee of the collateral which secures the Indebtedness, and it shall be a breach of it's fiduciary responsibility to Hibernia if it fails to immediately remit to Hibernia, from the sale of any such collateral which secures the Indebtedness, the amount required to be paid under the provisions of the Security Documents.


                             Forbearance Agreement

     7. It is further hereby agreed and understood that the terms and conditions of this Agreement, together with the Hibernia Notes and the Security Documents constitute all of the agreements between the parties.

     8. Travis does not contest the amount, the validity, priority and enforceability, whether by civil process or otherwise of any of the amounts due and described herein and Travis further does not contest the validity, priority, enforceability, whether by civil process or otherwise, of the Security Documents or the Hibernia Notes.

     9. Each of the parties hereto certifies that such party is executing this Agreement under the advice of such party's own counsel, after due deliberation and with full knowledge of all circumstances surrounding or relating to the matters covered hereby. Each party hereto is obligated to take such action as may be consistent with, and in furtherance of, or necessary to the consummation of this Agreement and its purposes. Each party hereto is obligated to cooperate in using its best efforts to expeditiously take such actions as may be consistent with, in furtherance of, and necessary to the consummation of, this Agreement and its purposes.

     10. As further cause and consideration for Hibernia entering into this Forbearance Agreement, Travis does hereby and forever settle, compromise, transact, satisfy, waive, release, acquit, discharge, surrender, and cancel any and all Claims (as defined hereinafter) against Hibernia, its predecessors, insurers or insureds, subrogors or subrogees, assignors or assignees, nominees, representatives, joint venturers, directors, officers, agents, employees, attorneys, shareholders, principals, parent companies, subsidiary companies, other affiliates, and any other person or entity which has or might have derivative, secondary or vicarious liability for their acts or omissions whose rights are derived from them, it being hereby specifically agreed and understood


                             Forbearance Agreement
                                  Page 8 of 14
that this Agreement constitutes a compromise of rights and claims and the execution of this Agreement is not to be construed as an acknowledgement or admission of any fact of any liability or responsibility by Hibernia, and Hibernia hereby expressly denies any liability to Travis. For the purpose of this Agreement, "Claims" shall mean any and all claims, demands, losses, damages, causes of action, and rights of action whatsoever, known or unknown, arising before or at the time of Travis' execution of this Agreement, whether based upon tort, negligence, intentional conduct, contract, equity, bankruptcy, indemnity, contribution, reimbursement, unjust enrichment, and/or any other legal theory, which any party may be entitled to and which in any way relate to the Hibernia Notes, the Security Documents or this Agreement.

     11. WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE HIBERNIA NOTES, OR ANY OF THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED THEREBY OR HEREBY, HIBERNIA AND TRAVIS IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING, ACTION, OR CONTROVERSY, INCLUDING COUNTER-CLAIMS, RECONVENTIONAL DEMANDS, CROSS-CLAIMS, THIRD-PARTY CLAIMS OR OTHERWISE, AND FOR ALL CAUSES OF ACTION ON ANY MATTER CONCERNING, ARISING UNDER OR OUT OF, OR IN ANY WAY CONNECTED WITH OR RELATED TO, THIS AGREEMENT, THE HIBERNIA NOTE, OR ANY OF THE SECURITY DOCUMENTS, AS WELL AS ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT.


                             Forbearance Agreement
                                  Page 9 of 14

     12. Notices. Any notice required or which may be given under or in connection with this Agreement, the Hibernia Notes, or any of the Security Documents shall be in writing and shall be sent by certified mail, return receipt requested. All such communications shall be mailed as follows: (a) if to Travis, Attn: President, 12116 Jekel Circle, Suite 102, Austin TX 78727, with a copy of such communication sent to J. Rowland Cook, Esq., Jenkens & Gilchrist, P.C., 2200 One American Center, 600 Congress Avenue, Austin, Texas 78701 or to such other address or such other individual's attention as Travis may advise Hibernia in writing in the same manner set forth herein; or (b) if to Hibernia, at P. O. Box 3597, Baton Rouge, LA 70821, Attention: Thomas W. Chaisson, or to such other address or to such other individual's or department's attention as Hibernia may have furnished the Travis in writing in the same manner set forth herein. Any communication so addressed and mailed shall be effective 48 hours after such communication is so mailed.

     Appearers acknowledge that they have read all the provisions of this Agreement and agree to its terms, and further agree that this Agreement shall become effective on and as of the date of its execution by Hibernia as set forth hereinafter.


                             Forbearance Agreement
                                  Page 10 of 14

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                   TRAVIS BOATS & MOTORS, INC.

----------------------------                ----------------------------
                                            By:  Mark Walton
                                            It's:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                  TRAVIS BOATING CENTER LOUISIANA, INC.

----------------------------               ------------------------------------
                                           By:  Mark Walton
                                           Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                   TRAVIS BOATING CENTER FLORIDA, INC.

----------------------------                -----------------------------------
                                            By:  Mark Walton
                                            Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC


                             Forbearance Agreement
                                  Page 11 of 14

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                   TRAVIS BOATING CENTER FLORIDA, INC.

----------------------------                -----------------------------------
                                            By:  Mark Walton
                                            Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC


                             Forbearance Agreement
                                  Page 12 of 14

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                  TRAVIS SNOWDEN MARINE, INC.

----------------------------               ------------------------------------
                                           By:  Mark Walton
                                           Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                TRAVIS BOATING CENTER OKLAHOMA, INC.

----------------------------             --------------------------------------
                                         By:  Mark Walton
                                         Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                TRAVIS BOATS & MOTORS BATON ROUGE, INC.

----------------------------             --------------------------------------
                                         By:  Mark Walton
                                         Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC


                             Forbearance Agreement
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

     THUS DONE AND PASSED in Austin, Texas on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                TRAVIS BOATING CENTER MISSISSIPPI, INC.

----------------------------             --------------------------------------
                                         By:  Mark Walton
                                         Its:  President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC


     THUS DONE AND PASSED in Baton Rouge, Louisiana on this the ____ day of March, 2003 before the undersigned competent witnesses and me, Notary, after due reading of the whole.

WITNESSES                                HIBERNIA NATIONAL BANK

----------------------------             --------------------------------------
                                         By:  Thomas W. Chaisson
                                         Its: Senior Vice President
----------------------------


                           --------------------------
                                  NOTARY PUBLIC


                             Forbearance Agreement
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